ALPS SERIES TRUST

GKE Asian Opportunities Fund

Supplement dated May 25, 2017 to the Fund’s Prospectus and Statement of Additional Information, each dated January 28, 2017

On May 25, 2017, the Board of Trustees (the “Board”) of the Trust, based upon the recommendation of Evergreen Capital Management, LLC (the “Adviser”), the investment adviser for the GKE Asian Opportunities Fund (the “Fund”), a series of the Trust, has determined to close and liquidate the Fund. The Board concluded that it would be in the best interest of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust effective as of the close of business on June 26, 2017.

The Board approved a Plan of Termination, Dissolution and Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated. Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new purchases effective as of the close of business on May 25, 2017. However, any distributions declared to shareholders of the Fund after May 25, 2017, and until the close of trading on the New York Stock Exchange on June 26, 2017 will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash. Although the Fund will be closed to new purchases as of May 25, 2017, you may continue to redeem your shares of the Fund after May 25, 2017 as provided in the Prospectus. Please note, however, that the Fund will be liquidating its assets as of the close of business on June 26, 2017.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of business on June 26, 2017, the effective time of the liquidation, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of June 26, 2017, subject to any required withholdings. As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

All expenses incurred in connection with the transactions contemplated by the Plan, other than the brokerage commissions associated with the sale of portfolio securities, will be paid by the Adviser.

Please retain this supplement with your Prospectus and Statement of Additional Information.